Exhibit 10.20

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Execution Copy	Confidential

AMENDMENT NO. 1

TO

LICENSE AND COMMERCIALIZATION AGREEMENT

This AMENDMENT NO. 1 TO LICENSE AND COMMERCIALIZATION AGREEMENT (“Amendment No. 1”) is made and entered into effective as of June 13, 2007, (the “Amendment No. 1 Date”) by and between, on the one hand, BIOTIE THERAPIES CORP. (“BioTie”) and, on the other hand, MEDAREX, INC. and GENPHARM INTERNATIONAL, INC., a wholly owned subsidiary of Medarex, Inc., (together “Medarex”), each being referred to herein as a “Party” and together, the “Parties.”

Capitalized terms used in this Amendment No. 1 that are not otherwise defined herein shall have the meanings set forth in the Agreement (as defined below).

WHEREAS, Medarex and BioTie entered into a License and Commercialization Agreement dated as of November 21, 2006 (the “Agreement”);

WHEREAS, the Parties desire to amend the Agreement.

NOW, THEREFORE, the Parties agree as follows:

1.	Amendment of the Agreement.

The Parties hereby agree to amend the terms of the Agreement effective as of Amendment No. 1 .Date as provided below.

1.1.	New Section 1.1.5. A new Section 1.1.5 is added to Article 1 of the Agreement to read in its entirety as follows:

“1.1.5 “Antibody” shall mean any VAP-1 Antibody and “Antibodies” shall mean more than one VAP-1 Antibody. For the avoidance of doubt, each of a Lead Antibody, a Backup Antibody and a Licensed Antibody is a VAP-1 Antibody.”

1.2.	Amendment of Article 2.

1.2.1. The last sentence of Section 2.9 is hereby amended to read in its entirety as follows:

“Within thirty (30) days after termination of the Exclusive Commercial License with respect to the Licensed Antibody and if BioTie does not elect to make a substitution of a Backup Antibody pursuant to the last sentence of Section 2.1.2, unless the Parties agree otherwise in writing, BioTie shall destroy any and all Antibodies, Antibody Materials, Mice Materials and Products with respect to VAP-1.”

1.2.2. A new Section 2.1.5 is added to Article 2 of the Agreement to read in its entirety as follows:

“2.1.5 Subject to the terms and conditions of this Agreement, Medarex hereby grants to BioTie, a worldwide, exclusive (even as to Medarex),

MDX – BTT License Amendment No. 1

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

non-transferable, non-royalty-bearing license under the Medarex Technology, without the right to sublicense, to use solely for non-commercial internal research purposes, the hybridoma clone designated 8C10 producing the anti-VAP-1 human monoclonal antibody also designated 8C10 (the “Transferred Clone”) during the term of the Agreement. The Parties acknowledge and agree that (i) the Transferred Clone constitutes Mice Materials and with respect thereto is subject to the terms of Section 9.2 and the last sentence of Section 2.9(a) and (ii) the license granted under this Section 2.1.5 (a) may not be transferred or sublicensed by BioTie to any third party; (b) is granted by Medarex [*****] being owed by BioTie to Medarex other than reimbursement by BioTie to Medarex for any costs related to the testing and shipment of the Transferred Clone.”

2.	Miscellaneous.

2.1.	No Other Changes. Except as expressly provided in this Amendment No. 1, all terms of the Agreement shall remain in full force and effect.

2.2.	Counterparts. This Amendment No. 1 may be executed in two or more counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to be executed by their respective authorized officers.

MEDAREX, INC.		BIOTIE THERAPIES CORP.

By:	/s/ James B. Cornett	By:	/s/ Timo Veromaa
Name:	James B. Cornett	Name:	Timo Veromaa
Title:	VP, Business Development	Title:	President and CEO

GENPHARM INTERNATIONAL, INC.

By:	/s/ James B. Cornett
Print Name:	James B. Cornett
Title:	VP, Business Development

MDX – BTT License Amendment No. 1

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